Prospectus Supplement                                  81766 3/02
dated March 18, 2002 to:

PUTNAM GLOBAL GROWTH FUND
Prospectuses dated February 28, 2002

The fund's Trustees have approved a change in the fund's investment policies to adopt a "blend" investment style, targeting companies believed to be worth more than their current stock prices indicate, with no predetermined bias toward growth- or value-style stocks. The transitioning of current portolio holdings to conform to this new investment approach will occur over the next several months and will involve certain transaction costs. Thus, the prospectus is revised as follows.

The "Investment Category" designated on the front cover is changed to "Blend."

The description of main investment strategies under "Fund summary" is revised to read:

MAIN INVESTMENT STRATEGIES GLOBAL STOCKS

We invest mainly in common stocks of companies worldwide. We first select the countries and industries we believe are attractive, then we look for companies with stock prices that reflect a value lower than that which we place on the company or whose earnings we believe are likely to grow over time. We also look for the presence of facts that we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

"What are the fund's main investment strategies and related risks?" is revised by

(a) replacing the second and third sentences with "We pursue the fund's goal by investing mainly in stocks issued by companies worldwide. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments."

(b) adding the following paragraph at the end of "Common stocks":

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

The second paragraph of "Who manages the fund?" is revised to read:

Putnam Management's Global Core Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio.